UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2010

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	20-8365999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

27 Marathonos Ave., 15351 Athens, Greece
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 30 210 603 4026

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is included under Item 3.02 of this current report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

The information required by this Item 1.02 is included under Item 3.02 of this current report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

Termination of Consulting Agreement

On April 30, 2010 we terminated our consultant services agreement with NAD Ltd., a Cyprus corporation who was providing us with investor relations services. Consideration for terminating the agreement is the issuance of 9,825 shares of common stock at a deemed value of $2.85 per share.

We issued the shares to a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Private Placement Subscription Agreements

On June 29, 2010 we sold an aggregate of 941,000 units of our securities at a purchase price of $2.50 per unit for gross proceeds of $2,352,500. Each unit consists of one share of common stock in the capital of our company and one-half of one common share purchase warrant. One full warrant entitles the holder to purchase one additional share of common stock at a price of $3.50 per warrant share for a period of 18 months.

We issued 741,000 units to 11 non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in offshore transactions in which we relied on the registration exemption provided for in Regulation S of the Securities Act of 1933, as amended.

We issued 200,000 units to one U.S. person, who is an accredited investor (as that term is defined in Rule 501 of Regulation D, promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and in issuing these shares to this investor we relied on the registration exemption provided for in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2010 we issued 50,000 stock options to each of our directors and officers for an aggregate total of 200,000 options. The options are exercisable at a price of $3.50 per option until June 29, 2015. The options are subject to vesting provisions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
10.1	form of subscription agreement (non US subscribers)
10.2	form of subscription agreement (US subscribers)
10.3	form of warrant certificate (non US subscribers)
10.4	form of warrant certificate (US subscribers)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Harvey Lalach
Harvey Lalach
President, Chief Financial Officer, Secretary and Director
Date: July 2, 2010